UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

Biomea Fusion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40335	82-2520134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlefield Road, 4th Floor Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650 980-9099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 7, 2022, Biomea Fusion, Inc. (the “Company”) and Box, Inc. (the “Sublandlord”) entered into a sublease agreement (the “Sublease”) for office and research and development space (the “Premises”). The Premises consist of 27,003 square feet located at 900 Middlefield Avenue, Redwood City, California. The Company has been occupying the Premises since January 2022 under a separate sublease agreement which expires in December 2022.

The term of the Sublease is expected to commence, subject to certain conditions, on January 1, 2023 (the “Commencement Date”). The Sublease has a term of 30 months from the Commencement Date (the “Term”), subject to earlier termination upon any termination of the master lease under which Sublandlord has leased the Premises from the master landlord.

Under the Sublease, the Company is obligated to pay a base rent of $222,774.75 per month during the first twelve months of the Term, $229,457.99 per month for the second twelve months of the Term and $236,341.73 for the remaining six months of the Term. The Company is also obligated to pay to the Sublandlord a pro-rated portion, as set forth in the Sublease, of certain direct expenses and the costs of utilities under the Sublandlord’s master lease with the master landlord. In addition, the Company has agreed to pay delinquency for all maintenance, repairs and replacements to the Premises during the Term, provided that such obligation shall not extend to the master landlord’s obligations arising under the master lease that are the master landlord’s sole cost and expense.

The foregoing description of the Sublease is qualified in its entirety by reference to the Sublease, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Sublease Agreement between the Registrant and Box, Inc., dated September 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biomea Fusion Inc.

Date: September 9, 2022	By:	/s/ Thomas Butler
Thomas Butler
Principal Executive Officer